Restricted cash (Tables)	12 Months Ended
Dec. 31, 2020
Restricted Cash and Investments [Abstract]
Schedule of restricted cash
Restricted cash consists of the following:

(In $ millions)	December 31, 2020	December 31, 2019
Accounts pledged as collateral for Senior Secured Notes (1)	30	24
Accounts pledged as collateral for performance bonds and similar guarantees (2)	48	104
Demand deposit pledged as collateral for tax related guarantee (3)	65	83
Accounts pledged as collateral for leases(4)	22	—
Other	32	31
Total restricted cash	197	242

(1)In 2019 and 2020, Seabras Sapura repaid $24 million and $6 million respectively of related party and shareholder loans, with the cash proceeds held in escrow against a future redemption of Senior Secured Notes.
(2)On February 24, 2020 we agreed with Danske Bank to reduce our guarantee facility from $90 million to $45 million. As a result, the cash collateral required to be held was reduced.
(3)We placed a total of 330 million Brazilian Reais of collateral with BTG Pactual under a letter of credit agreement. This related to long-running tax disputes which are currently being litigated through the Brazilian courts. This is held as non-current within the Consolidated Balance Sheet.
(4)Certain accounts are pledged to the Ship Finance SPV's for lease arrangements for the West Taurus, West Linus and West Hercules. Following an event of default in the fourth quarter of 2020, a block was placed on these accounts. As such these accounts were reclassified as restricted.

Restricted cash is presented in our Consolidated Balance Sheets as follows:

(In $ millions)	December 31, 2020	December 31, 2019
Current restricted cash	132	135
Non-current restricted cash	65	107
Total restricted cash	197	242